UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 25, 2022

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3310, North Tower, Zhengda Center, No. 20,Jinhe East Road, Chaoyang District Beijing, People’s Republic of China	100020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (+86) 10-59246103

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SISI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2022, Yuying Zhang resigned from his position as chairman and a member of the Board of Directors (“Board”) of Shineco, Inc. (the “Company”) effective immediately. Mr. Yuying Zhang resigned for personal reasons and his resignation is not the result of any disagreement with the Company, the Board, or management, or any matter relating to the Company’s operations, policies or practices.

On March 25, 2022, the Board appointed Xiqiao Liu to the Board to fill in the vacancy created by Yuying Zhang’s resignation. The Board also appointed Mr. Liu as the Company’s Chief Operating officer of the Company.

Mr. Liu, age 42, has over 10 years of experience in investment and asset management. Since July 2017 , Mr. Liu has been serving as the Deputy Director of the Board Office overseeing the financing and securities of the Company. From July 2015 to May 2017, Mr. Liu worked as a fund manager at Shanghai Shunjia Industry Co., Ltd., a private equity fund. Mr. Liu has a Bachelor of Arts Degree in Economics from Beijing Materials University specializing in stock options, and an MBA degree from Remin University of China.

On March 25, 2022, the Board appointed Mike Zhao an existing member of the Board as the chairman of the Board.

Mr. Liu does not have a family relationship with any of the executive officers or directors of the Company. There are no arrangements or understandings between Mr. Liu and any other persons pursuant to which he was selected as a director, and there are no transactions in which he has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On March 28, 2022, the Company issued a press release announcing the appointment of the officers and directors, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No	Exhibit

99.1	Press Release dated March 28, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2022

SHINECO, INC.

By:	/s/ Jennifer Zhan
Name:	Jennifer Zhan
Title:	Chief Executive Officer